UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2016

PUNTO GROUP, CORP.

 (Exact name of registrant as specified in its charter)

Nevada	333-200529	61-1744826
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2609 Monte Cresta Drive Belmont, CA	94002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (212) 370-1300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Registered Public Accounting Firm

On February 16, 2016, with the approval of its sole director, Punto Group, Corp. (the “Company”) dismissed Hillary CPA Group (“Hillary”) as its independent registered public accounting firm.

During the period from October 16, 2014 (the date Hillary was engaged) through the dismissal of Hillary on February 16, 2016, Hillary did not issue an audit report on our financial statements containing an adverse opinion or disclaimer of opinion, nor did Hillary issue a report that was qualified or modified as to uncertainty, audit scope or accounting principles. During the period from October 16, 2014 (the date Hillary was engaged) through the dismissal of Hillary on February 16, 2016, there were no disagreements between us and Hillary on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Hillary’s satisfaction, would have caused Hillary to make reference in connection with Hillary’s opinion to the subject matter of the disagreement; and there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Hillary with a copy of this Form 8-K prior to its filing with the SEC and requested that Hillary furnish the Company with a letter addressed to the SEC that provides that Hillary agrees with the statements made above. A copy of Hillary’s letter dated February 17, 2016 is attached as Exhibit 16.1 to this Form 8-K.

(b) Engagement of Independent Registered Public Accounting Firm

On February 16, 2016, with the approval of its sole director, the Company engaged WWC, Professional Corporation (“WWC”) as its new independent registered public accounting firm.

During the period from October 1, 2014 to September 30, 2015 and through the subsequent interim period prior to the Company’s engagement of WWC, the Company did not consult with WWC on either (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that may be rendered on the Company’s financial statements; or (3) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in item 304(a)(1)(v) of Regulation S-K.  In addition, WWC did not provide any written or oral advice to the Company that WWC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 16, 2016, our sole director approved a change in the Company’s fiscal year from September 30 to December 31. Accordingly, the Company's next Annual Report on Form 10-K will be for the fiscal year ending December 31, 2016. In accordance with certain rules promulgated under the Securities Exchange Act of 1934, as amended, the Company will file a Transition Report on Form 10-Q with the Securities and Exchange Commission within the time period prescribed by such rules.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter regarding change in certifying accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2016

PUNTO GROUP, CORP.

By:	/s/ Lei Wang
Name: Lei Wang
Title: Chief Executive Officer and Chief Financial Officer

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